                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
                                (800) 442-8299
--------------------------------------------------------------------------------
            Prospectus--January 1, 1998 (as revised March 12, 1998)


INVESTMENT OBJECTIVES

The Glenmede Fund, Inc., a Maryland corporation ("Glenmede Fund"), is an open-end management investment company. The Glenmede Fund consists of ten series of shares, each of which has different investment objectives and policies. The securities offered hereby are shares of the Equity Portfolio, International Portfolio and Large Cap Value Portfolio and Advisor Shares (collectively with the other securities offered hereby, "shares") of the Small Capitalization Equity Portfolio (each Portfolio is a diversified portfolio and is referenced herein as a "Portfolio") of the Glenmede Fund.

Equity Portfolio. The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, primarily in common stocks. The net asset value of this Portfolio will fluctuate.

International Portfolio. The objective of the International Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The International Portfolio seeks to achieve its objective by investing, under normal market conditions, primarily in common stocks and other equity securities of companies located outside the United States. The net asset value of this Portfolio will fluctuate.

Small Capitalization Equity Portfolio. The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index.

Large Cap Value Portfolio. The objective of the Large Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Large Cap Value Portfolio seeks to achieve its objective by investing primarily in common stocks using The Glenmede Trust Company's (the "Advisor") proprietary equity computer model as an investment guide. The net asset value of this Portfolio will fluctuate. The Large Cap Value Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, of greater than $5 billion.

     Total return consists of income (dividend and/or interest income from portfolio securities) and capital gains and losses, both realized and unrealized, from portfolio securities.

     Shares of the Portfolios are subject to investment risks, including the possible loss of principal, are not bank deposits and are not endorsed by, insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, The Glenmede Corporation or any of its affiliates or any other governmental agency or bank.
--------------------------------------------------------------------------------
ABOUT THIS PROSPECTUS

     This Prospectus, which should be retained for future reference, sets forth certain information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about Glenmede Fund has been filed with the Securities and Exchange Commission. Such SAI, dated March 2, 1998, as amended or supplemented from time to time, is incorporated by reference into this Prospectus. The 1997 Annual Report to Shareholders contains additional investment and performance information about the Portfolios. A copy of the SAI and the 1997 Annual Report may be obtained, without charge, by writing to Glenmede Fund at the address shown above or by calling Glenmede Fund at the telephone number shown above.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
    AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          EXPENSES OF THE PORTFOLIOS

     The following table illustrates the expenses and fees: 1) incurred by the Equity, International and Large Cap Value Portfolios for the fiscal year ended October 31, 1997; and 2) incurred by Advisor Shares of the Small Capitalization Equity Portfolio for the fiscal year ended October 31, 1997 as restated to reflect current fees.



                                                                                     Small
                                                                                Capitalization
                                                                                    Equity          Large Cap
                                                 Equity      International         Portfolio          Value
                                               Portfolio       Portfolio       (Advisor Shares)     Portfolio
                                              -----------   ---------------   ------------------   ----------
Shareholder Transaction Expenses* .........      None            None              None              None
Maximum Annual Client Fee** ...............       1.00%           1.00%             1.00%***         1.00%
Annual Portfolio Operating Expenses
(as a percentage of net assets)
 Investment Advisory Fees .................        .00%            .00%              .55%             .00%
 Administration Fees ......................        .04%            .04%              .04%             .04%
 Other Expenses ...........................        .09%            .10%              .28%             .09%
                                                 -----           -----             -----            -----
 Total Operating Expenses .................        .13%            .14%              .87%             .13%
                                                 =====           =====             =====            =====

------------
  * A transaction charge may be imposed by broker-dealers or others that make shares of the Portfolio available. There is no transaction charge for shares purchased directly from the Portfolio.

 ** The Equity, International and Large Cap Value Portfolios do not pay any advisory fees to the Advisor, or its affiliates ("Affiliates"). However, investors in these Portfolios must be clients of the Advisor or Affiliates. The "Maximum Annual Client Fee" in the above table is the current maximum fee that the Advisor or an Affiliate would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). The actual annual fees ("Client Fees") charged by the Advisor and its Affiliates directly to their clients for such services vary depending on a number of factors, including the particular services provided to the client, but are generally under 1% of the client's assets under management. Investors also may have to pay various fees to others to become clients of the Advisor or an Affiliate. See "Investment Advisor."

*** The Advisor and its Affiliates currently intend to exclude the portion of its clients' assets invested in the Small Capitalization Equity Portfolio when calculating Client Fees. The annual fees charged by the Advisor and its Affiliates directly to their clients varies as described above.

     The purpose of the above table is to assist an investor in understanding the various estimated costs and expenses that an investor in a Portfolio will bear directly or indirectly. Actual expenses may be greater or lesser than such estimates. For further information concerning the Portfolios' expenses see "Investment Advisor" and "Administrative, Transfer Agency and Dividend Paying Services."

     The following example illustrates the estimated expenses that an investor would pay on a $1,000 investment over various time periods assuming (i) a 5% annual rate of return and (ii) redemption at the end of each time period. The example does not include fees for fiduciary, investment and other services which investors pay the Advisor, Affiliates or institutions as clients. See "Investment Advisor." As noted in the above table, Glenmede Fund charges no redemption fees of any kind.



                                         1 Year     3 Years     5 Years     10 Years
                                        --------   ---------   ---------   ---------
Equity Portfolio ....................      $ 1        $ 4         $ 7         $ 17
International Portfolio .............      $ 1        $ 5         $ 8         $ 18
Small Capitalization Equity Portfolio
 Advisor Shares .....................      $ 9        $28         $48         $107
Large Cap Value Portfolio ...........      $ 1        $ 4         $ 7         $ 17

------------
     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

     The following tables provide financial highlights of each Portfolio for the respective periods presented and includes data derived from Glenmede Fund's Financial Statements included in Glenmede Fund's 1997 Annual Report to Shareholders, which Financial Statements and report thereon of Coopers & Lybrand L.L.P., Glenmede Fund's independent accountants, are incorporated by reference in the SAI. The following information should be read in conjunction with those Financial Statements. Glenmede Fund's Financial Statements for the periods ended October 31, 1991, 1990 and 1989 were audited by Glenmede Fund's previous independent accountants, Price Waterhouse L.L.P.



                                                        Equity Portfolio
                                   ----------------------------------------------------------
                                        Year           Year           Year           Year
                                       Ended          Ended          Ended          Ended
                                    October 31,    October 31,    October 31,    October 31,
                                        1997           1996           1995           1994
                                   -------------  -------------  -------------  -------------
Net asset value, beginning
 of year ........................   $ 16.79        $ 14.67          $ 12.56        $ 13.23
                                    --------       -------          -------        -------
Income from investment
 operations:
 Net investment
  income ........................      0.28           0.41             0.32           0.31
 Net realized and unreal-
  ized gain/(loss) on
  investments ...................      5.69           3.73             2.64         ( 0.17)
                                   --------        -------          -------        -------
  Total from investment
    operations ..................      5.97           4.14             2.96           0.14
                                   --------        -------          -------        -------
Less Distributions:
 Distributions from net
  investment income .............    ( 0.28)        ( 0.40)          ( 0.33)        ( 0.29)
 Distributions from net
  realized capital gains.........    ( 2.37)        ( 1.62)          ( 0.52)        ( 0.52)
 Distributions from
  capital .......................        --             --               --             --
                                  ---------      ---------          -------        -------
  Total Distributions ...........    ( 2.65)        ( 2.02)          ( 0.85)        ( 0.81)
                                  ---------      ---------          -------        -------
Net asset value, end of year        $ 20.11        $ 16.79          $ 14.67        $ 12.56
                                  =========      =========          =======        =======
Total return++ ..................     36.39%         28.65%           23.78%          1.21%
                                  =========      =========          =======        =======
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) .................. $ 140,495      $  94,185          $80,157        $64,046
  Ratio of operating
    expenses to average
    net assets ..................      0.13%          0.15%            0.14%          0.16%
  Ratio of net invest-
    ment income to
    average net assets ..........      1.91%          2.26%            2.32%          2.40%
  Portfolio turnover rate .......        26%            36%              70%           109%
  Average Commission
    per share** ................. $  0.0623      $  0.0700              N/A            N/A

                                                               Equity Portfolio
                                   ------------------------------------------------------------------------
                                        Year           Year           Year           Year          Year
                                       Ended          Ended          Ended          Ended          Ended
                                    October 31,    October 31,    October 31,    October 31,    October 31,
                                        1993           1992           1991           1990          1989+
                                   -------------  -------------  -------------  -------------  ------------
Net asset value, beginning
 of year ........................     $ 11.84        $ 11.21       $  8.57        $   10.04      $ 10.00
                                      -------        -------       -------        ---------      -------
Income from investment
 operations:
 Net investment
  income ........................        0.32           0.31          0.29             0.34         0.14
 Net realized and unreal-
  ized gain/(loss) on
  investments ...................        1.63           0.65          2.66           ( 1.44)      ( 0.01)
                                      -------        -------       -------        ---------      --------
  Total from investment
    operations ..................        1.95           0.96          2.95           ( 1.10)        0.13
                                      -------        -------       -------        ---------      --------
Less Distributions:
 Distributions from net
  investment income .............      ( 0.32)        ( 0.33)       ( 0.31)          ( 0.34)      ( 0.09)
 Distributions from net
  realized capital gains.........      ( 0.24)            --            --               --           --
 Distributions from
  capital .......................          --             --            --               --       ( 0.03)
                                      -------        -------      --------        ---------      --------
  Total Distributions ...........      ( 0.56)        ( 0.33)       ( 0.31)          ( 0.37)      ( 0.09)
                                      -------        -------      --------        ---------      --------
Net asset value, end of year          $ 13.23        $ 11.84       $ 11.21        $    8.57      $ 10.04
                                      =======        =======      ========        =========      ========
Total return++ ..................       16.60%          8.62%        34.81%          (11.34)%       1.27%
                                      =======        =======      ========        =========      ========
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ..................     $43,611        $18,049      $  9,135        $   5,903      $ 6,523
  Ratio of operating
    expenses to average
    net assets ..................        0.20%          0.24%         0.22%            0.24%        0.42%*
  Ratio of net invest-
    ment income to
    average net assets ..........        2.61%          2.91%         2.89%            3.59%        5.39%*
  Portfolio turnover rate .......          61%            30%           86%              91%          --
  Average Commission
    per share** .................         N/A            N/A           N/A              N/A          N/A

------------
 + The Portfolio commenced operations on July 20, 1989.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                   International Portfolio
                                 -----------------------------------------------------------
                                      Year            Year           Year           Year
                                      Ended          Ended          Ended          Ended
                                   October 31,    October 31,    October 31,    October 31,
                                      1997            1996           1995           1994
                                 --------------  -------------  -------------  -------------
Net asset value, beginning
 of year ......................    $ 13.87        $ 12.70         $ 13.04        $ 12.69
                                 ---------       --------        -------         -------
Income from investment
 operations:
 Net investment income ........       0.39           0.40            0.32           0.27
 Net realized and unreal-
  ized gain/(loss) on
  investments .................       1.89           1.29            0.23           1.50
                                 ---------       --------         -------        -------
  Total from investment
    operations ................       2.28           1.69            0.55           1.77
                                 ---------       --------         -------        -------
Less Distributions:
 Distributions from net
  investment income ...........     ( 0.35)        ( 0.43)         ( 0.32)        ( 0.25)
 Distributions from net
  realized gains ..............     ( 0.62)        ( 0.04)         ( 0.57)        ( 1.16)
 Distributions in excess of
  net realized gains ..........         --         ( 0.05)             --         ( 0.01)
 Distributions in excess of
  net investment income             ( 0.07)            --              --             --
 Distributions from
  capital .....................         --             --              --             --
                                ----------      ---------        --------       --------
  Total Distributions .........     ( 1.04)        ( 0.52)         ( 0.89)        ( 1.42)
                                ----------      ---------        --------       --------
Net asset value, end
 of year ......................    $ 15.11        $ 13.87         $ 12.70        $ 13.04
                                ==========      =========        ========       ========
Total return++ ................      16.35%         13.47%           4.23%         14.26%
                                ==========      =========        ========       ========
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ................ $1,051,102      $ 643,459        $343,209       $292,513
  Ratio of operating
    expenses to average
    net assets ................       0.14%          0.18%           0.18%          0.16%
  Ratio of net invest-
    ment income to
    average net assets ........       2.77%          3.05%           2.61%          2.11%
  Portfolio turnover rate .....         15%             6%             24%            39%
  Average Commissions
    per share** ...............  $  0.0332      $  0.0200             N/A            N/A

                                                         International Portfolio
                                 ------------------------------------------------------------------------
                                      Year           Year           Year           Year          Year
                                     Ended          Ended          Ended          Ended          Ended
                                  October 31,    October 31,    October 31,    October 31,    October 31,
                                      1993           1992           1991           1990          1989+
                                 -------------  -------------  -------------  -------------  ------------
Net asset value, beginning
 of year ......................    $  9.84         $ 10.89       $ 10.48        $ 11.20        $ 10.00
                                   -------         -------       -------        -------        -------
Income from investment
 operations:
 Net investment income ........       0.27            0.26          0.21           0.30           0.40
 Net realized and unreal-
  ized gain/(loss) on
  investments .................       2.98          ( 0.51)         1.00           0.22           0.81
                                   -------         -------       -------        -------        -------
  Total from investment
    operations ................       3.25          ( 0.25)         1.21           0.52           1.21
                                   -------         -------       -------        -------        -------
Less Distributions:
 Distributions from net
  investment income ...........     ( 0.26)         ( 0.26)       ( 0.28)        ( 0.42)        ( 0.01)
 Distributions from net
  realized gains ..............     ( 0.14)         ( 0.54)       ( 0.52)            --             --
 Distributions in excess of
  net realized gains ..........         --              --            --             --             --
 Distributions in excess of
  net investment income                 --              --            --             --             --
 Distributions from
  capital .....................         --              --            --         ( 0.82)            --
                                  --------         -------      --------       --------        -------
  Total Distributions .........     ( 0.40)         ( 0.80)       ( 0.80)        ( 1.24)        ( 0.01)
                                  --------         -------      --------       --------        -------
Net asset value, end
 of year ......................    $ 12.69         $  9.84       $ 10.89        $ 10.48        $ 11.20
                                  ========         =======      ========       ========        =======
Total return++ ................      33.47%         ( 2.73)%       12.12%          4.27%         12.07%
                                  ========         =======      ========       ========        =======
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ................   $221,515        $167,191      $176,397       $107,690       $ 91,181
  Ratio of operating
    expenses to average
    net assets ................       0.17%           0.23%         0.23%          0.22%          0.20%*
  Ratio of net invest-
    ment income to
    average net assets ........       2.31%           2.47%         2.99%          3.84%          3.84%*
  Portfolio turnover rate .....         34%             40%           46%            44%            47%
  Average Commissions
    per share** ...............        N/A             N/A           N/A            N/A            N/A

------------
 + The Portfolio commenced operations on November 17, 1988.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                   Small Capitalization Equity Portfolio
                                             (Advisor Shares)
                                -------------------------------------------
                                  Year ended     Year ended     Year ended
                                 October 31,    October 31,    October 31,
                                     1997           1996           1995
                                -------------  -------------  -------------
Net asset value, beginning
 of year .....................   $ 16.12        $ 14.98         $ 13.95
                                --------       --------         -------
Income from investment
 operations:
 Net investment income .......      0.38           0.33            0.28
 Net realized and unreal-
  ized gain on invest-
  ments ......................      6.32           2.38            2.69
                                --------       --------         -------
  Total from investment
    operations ...............      6.70           2.71            2.97
                                --------       --------         -------
Less Distributions:
 Distributions from net
  investment income ..........    ( 0.37)        ( 0.33)         ( 0.26)
 Distributions from net
  realized capital gains......    ( 3.39)        ( 1.24)         ( 1.68)
                               ---------      ---------        --------
  Total Distributions ........    ( 3.76)        ( 1.57)         ( 1.94)
                               ---------      ---------        --------
Net asset value, end of year     $ 19.06        $ 16.12         $ 14.98
                               =========      =========        ========
Total return++ ...............     41.80%         18.22%          21.15%
                               =========      =========        ========
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ............... $ 434,656      $ 308,415        $170,969
  Ratio of operating
    expenses to average
    net assets ...............      0.12%          0.17%           0.14%
  Ratio of net invest-
    ment income to
    average net assets .......      2.00%          2.15%           1.92%
  Portfolio turnover rate ....        59%            37%             57%
  Average Commission
    per share** .............. $  0.0615      $  0.0700             N/A

                                  Small Capitalization Equity Portfolio (Advisor Shares)
                                ----------------------------------------------------------
                                  Year ended     Year ended     Year ended    Period ended
                                 October 31,    October 31,    October 31,    October 31,
                                     1994           1993           1992          1991+
                                -------------  -------------  -------------  -------------
Net asset value, beginning
 of year .....................    $ 13.97        $ 11.12        $ 11.02        $ 10.00
                                  -------         -------        -------        -------
Income from investment
 operations:
 Net investment income .......       0.16           0.14           0.16           0.16
 Net realized and unreal-
  ized gain on invest-
  ments ......................       0.23           3.60           0.09           1.02
                                  -------         -------        -------        -------
  Total from investment
    operations ...............       0.39           3.74           0.25           1.18
                                  -------         -------        -------        -------
Less Distributions:
 Distributions from net
  investment income ..........     ( 0.15)        ( 0.15)        ( 0.15)        ( 0.16)
 Distributions from net
  realized capital gains......     ( 0.26)        ( 0.74)            --             --
                                 --------        -------        -------        -------
  Total Distributions ........     ( 0.41)        ( 0.89)        ( 0.15)        ( 0.16)
                                 --------        -------        -------        -------
Net asset value, end of year      $ 13.95        $ 13.97        $ 11.12        $ 11.02
                                 ========        =======        =======        =======
Total return++ ...............       2.85%         33.86%          2.32%         11.84%
                                 ========        =======        =======        =======
Ratios to average net
 assets/Supplemental
 data:
  Net assets, end of year
    (in 000's) ...............   $109,872        $68,418        $39,728        $39,631
  Ratio of operating
    expenses to average
    net assets ...............       0.14%          0.14%          0.19%          0.20%*
  Ratio of net invest-
    ment income to
    average net assets .......       1.18%          1.08%          1.44%          2.24%*
  Portfolio turnover rate ....         31%            63%            56%            29%
  Average Commission
    per share** ..............        N/A            N/A            N/A            N/A

------------
 + The Portfolio commenced operations on March 1, 1991.
++ Total return represents aggregate total return for the period indicated.
 * Annualized.
** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                                                          Large Cap Value Portfolio+
                                 -----------------------------------------------------------------------------
                                   Year Ended      Year Ended      Year Ended      Year Ended     Period Ended
                                  October 31,     October 31,     October 31,     October 31,     October 31,
                                      1997            1996            1995            1994           1993++
                                 -------------   -------------   -------------   -------------   -------------
Net asset value, beginning
 of period ...................    $ 11.68         $ 10.34           $ 10.62         $ 10.92         $ 10.00
                                  -------         -------           -------         -------         -------
Income from investment
 operations:
 Net investment income .......       0.29            0.26              0.32            0.21            0.21
 Net realized and unreal-
  ized gain on
  investments ................       3.95            1.49              1.38           (0.31)           2.06
                                  -------         -------           -------         -------         -------
  Total from investment
    operations ...............       4.24            1.75              1.70           (0.10)           2.27
                                  -------         -------           -------         -------         -------
Less Distributions:
 Distributions from net
  investment income ..........      (0.29)          (0.27)            (0.31)          (0.20)          (0.20)
 Distributions from net
  realized capital gains......      (2.34)          (0.14)            (1.67)             --           (1.15)
                                   ------         -------           -------         -------         -------
  Total Distributions ........      (2.63)          (0.41)            (1.98)          (0.20)          (1.35)
                                   ------         -------           -------         -------         -------
  Net asset value, end of
    year .....................    $ 13.29         $ 11.68           $ 10.34         $ 10.62         $ 10.92
                                  =======         =======           =======         =======         =======
  Total return +++ ...........      36.55%          17.13%            16.01%          (0.91)%         23.05%
                                  =======         =======           =======         =======         =======
Ratios to average net
 assets/Supplemental
 data:
 Net assets, end of year
  (in 000's) .................    $71,177         $50,131           $15,981         $20,654         $13,969
 Ratio of operating
  expenses to average
  net assets .................       0.13%           0.15%             0.20%           0.24%           0.24%*
 Ratio of net investment
  income to average net
  assets .....................       2.10%           2.62%             2.80%           2.04%           2.47%*
 Portfolio turnover rate .....        109%            104%              227%            287%            230%
 Average Commissions
  per share** ................    $0.0622         $0.0700               N/A             N/A             N/A

------------
  + The Portfolio's name was changed from Model Equity Portfolio to Large Cap
    Value Portfolio on February 27, 1997.
 ++ The Portfolio commenced operations on December 31, 1992.
+++ Total return represents aggregate total return for the period indicated.
  * Annualized.
 ** Represents average commission rate per share charged to the Portfolio on purchases and sales of investments during the period. Such information is only required for fiscal years beginning on or after September 1, 1995.

                           PERFORMANCE CALCULATIONS

     Each of the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may advertise or quote total return data from time to time for the shares. Total return for the shares will be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the particular Portfolio over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by the Portfolio with respect to the shares during the period are reinvested in additional Portfolio shares.

     Each of the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios may compare their total returns for the shares to that of other investment companies with similar investment objectives and to stock and other relevant indices such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average, the Russell 2000 Index or the National Association of Securities Dealers, Inc.'s National Market and Automated Quotations Systems ("NASDAQ") Composite Index or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the shares of the Equity, International, Small Capitalization Equity or Large Cap Value Portfolios may also be compared to data prepared by Lipper Analytical Services, Inc. In addition, the International Portfolio's total return may be compared to the Morgan Stanley Capital International EAFE Index. Total return and other performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the shares of the Equity, International, Small Capitalization Equity or Large Cap Value Portfolios.

     Performance quotations represent a Portfolio's past performance, and should not be considered as representative of future results. Since performance will fluctuate, performance data for a Portfolio should not be used to compare an investment in the Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield/return for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Portfolio, portfolio maturity, operating expenses and market conditions. Any management fees charged by the Advisor or institutions to their respective clients will not be included in the Portfolio's calculations of total return. See "Investment Advisor."

                     INVESTMENT POLICIES AND RISK FACTORS

     The investment objective of each Portfolio is not fundamental and may be changed by the Board members without shareholder approval.

EQUITY PORTFOLIO

     The objective of the Equity Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Portfolio seeks to achieve its objective by investing primarily in common stocks selected on the basis of fundamental investment value. Crucial to the valuation process is a systematic examination of the earning and dividend paying ability of companies and denominating these characteristics by the market value of the underlying stock. Stocks purchased by the Portfolio will be primarily those traded on the various stock exchanges and the NASDAQ.

     Under normal circumstances, at least 65% of the Equity Portfolio's total assets will be invested in equity securities such as common and preferred stock and securities convertible into such stock. Factors considered in the selection of securities include, without limitation, price to earnings ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, payout ratios and earnings growth rates.

     The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio.

     The Equity Portfolio intends to remain, for the most part, fully invested in equity securities, which may include securities of companies located outside the United States, and will not engage in "market timing" transactions. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies. However, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks, convertible debentures, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act") and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.


     For a description of other securities in which the Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."


INTERNATIONAL PORTFOLIO

     The objective of the International Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal. The International Portfolio seeks to achieve its objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Portfolio is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Portfolio will invest an aggregate of at least 65% of its total assets in the securities of companies (other than investment companies) in at least three different countries, other than the United States.

     The securities which the Portfolio may purchase include the following: common stocks of companies located outside the U.S.; shares of closed-end investment companies which invest chiefly in the shares of companies located outside the U.S. (such shares will be purchased by the Portfolio within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to the expenses of the other investment company in addition to the expenses of the Portfolio); U.S. or foreign securities convertible into foreign common stock; and American Depository Receipts, which are U.S. domestic securities representing ownership rights in foreign companies.

     The International Portfolio also may enter into forward foreign currency exchange contracts in connection with the purchase and sale of investment securities; such contracts may not be used for speculative purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Portfolio's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

     Investors should recognize that investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital. Moreover, the dividends payable on the Portfolio's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Also, changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities in a portfolio which are denominated or quoted in currencies other than the U.S. dollar. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, a Portfolio may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to these and other settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories.


     The International Portfolio intends to remain, for the most part, fully invested in equity securities of companies located outside of the United States. However, the Portfolio may invest a portion of its assets (up to 35% under normal circumstances) in the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio); short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

     For a description of other securities in which the International Portfolio may invest, see "Common Investment Policies and Risk Factors."


SMALL CAPITALIZATION EQUITY PORTFOLIO

     The objective of the Small Capitalization Equity Portfolio is to provide long-term appreciation consistent with reasonable risk to principal. The Small Capitalization Equity Portfolio seeks to achieve its objective by investing primarily in equity securities with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. Crucial to this valuation process is a systematic examination of the earning and dividend paying ability of companies and denominating these characteristics by the market value of the underlying equity securities. Equity securities purchased by the Portfolio will be primarily those traded on the various stock exchanges and NASDAQ, however, the Portfolio may purchase unlisted securities and penny stocks. Many different company types and industries may be represented by the securities purchased by the Portfolio.


     Factors considered by the Advisor in the selection of securities include, but are not limited to, price-to-earnings ratios, price-to-cash flow ratios, reinvestment rates, dividend yields, expected growth rates, and balance sheet quality. The Small Capitalization Equity Portfolio may invest in securities located outside the United States. Investors in the Portfolio should recognize that securities denominated in foreign currencies or a multi-national currency unit involve special risks. The Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies.

     The Portfolio's holdings will tend to be characterized by relatively low price-to-earnings ratios. There is no mandated income requirement for securities held by the Portfolio. The Portfolio generally will be more volatile and have a higher expected growth rate than the overall market. In certain periods, the Portfolio may fluctuate independently of broad, larger capitalization indices such as the S&P 500.

     Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in equity securities of companies with market capitalizations, at the time of purchase, that are below the maximum capitalization permitted for a stock in the Russell 2000 Index. However, if warranted in the judgement of the Advisor, the Portfolio may invest a portion of its assets (up to 20% under normal circumstances) in preferred stocks and convertible debentures with a minimum rating of BBB by S&P or Baa by Moody's, and the following fixed income and money market securities: obligations of the U.S. Government and its guaranteed or sponsored agencies, including shares of open-end or closed-end investment companies which invest in such obligations (such shares will be purchased within the limits prescribed by the 1940 Act and would subject a shareholder of the Portfolio to expenses of the other investment company in addition to the expenses of the Portfolio, as more fully described under "Investment Limitations" in the SAI);

short-term money market instruments issued in the U.S. or abroad, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in equivalent money market securities; and high quality fixed income securities denominated in U.S. dollars, any foreign currency, or a multi-national currency unit such as the European Currency Unit.

     For a description of other securities in which the Small Capitalization Equity Portfolio may invest, see "Common Investment Policies and Risk Factors."


LARGE CAP VALUE PORTFOLIO

     The objective of the Large Cap Value Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal. The Large Cap Value Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, of greater than $5 billion.

     As stated above, the Portfolio seeks to achieve its objective by investing primarily in equity securities. Although the Advisor will actively manage this Portfolio based upon ongoing analysis of economic, financial and market developments, the Advisor will use its proprietary equity computer model, which ranks stocks, as an investment guide. The Advisor currently anticipates that its proprietary equity computer model will be run at least weekly.

     Other factors considered by the Advisor in the selection of securities include, but are not limited to, price-to-book value ratios, earnings-to-yields ratios, price-to-cash flow ratios, return on equity ratios, debt-to-equity ratios, dividend yields, earnings growth rates and historic price patterns.

     From time to time, the Advisor may revise its proprietary equity computer model programs to maintain or enhance performance. Although the Advisor's proprietary equity computer model is a disciplined model, the Advisor is permitted to use its investment judgment in seeking to achieve the Portfolio's objective.

     The Large Cap Value Portfolio intends to remain, for the most part, fully invested in equity securities which may include American Depository Receipts which are listed on the New York Stock Exchange, and will not engage in "market timing" transactions. See "Investment Policies and Risk Factors--International Portfolio" for a discussion of special risks and considerations involved in investing in securities of foreign companies. However, for temporary purposes this Portfolio may invest a portion of its assets (up to 20%) in short-term money market instruments issued by U.S. or foreign issuers, denominated in dollars or any foreign currency, including short-term certificates of deposit (including variable rate certificates of deposit), time deposits with a maturity no greater than 180 days, bankers acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's, or in similar money market securities.

     For a description of other securities in which the Large Cap Value Portfolio may invest, see "Common Investment Policies and Risk Factors."


                  COMMON INVESTMENT POLICIES AND RISK FACTORS


     There can be no assurance that any of the Portfolios will achieve its stated investment objective. There are a number of investment policies common to the Portfolios.


REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Under normal circumstances, however, each of the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will not enter into repurchase agreements if entering into such agreements would cause, at the time of entering into such agreements, more than 20% of the value of the total assets of the particular Portfolio to be subject to repurchase agreements. The International Portfolio would generally enter into repurchase transactions to invest cash reserves and for temporary defensive purposes.

     In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The securities held subject to a repurchase agreement may have stated maturities exceeding 13 months, but the Advisor currently expects that repurchase agreements with respect to the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios will mature in less than 13 months. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than 101% of the repurchase price including accrued interest. Glenmede Fund's administrator and the Advisor will mark-to-market daily the value of the securities purchased, and the Advisor will, if necessary, require the seller to deposit additional securities to ensure that the value is in compliance with the 101% requirement stated above. The Advisor will consider the creditworthiness of a seller in determining whether a Portfolio should enter into a repurchase agreement, and the Portfolios will only enter into repurchase agreements with banks and dealers which are determined to present minimal credit risk by the Advisor under procedures adopted by the Board of Directors.

     In effect, by entering into a repurchase agreement, a Portfolio is lending its funds to the seller at the agreed upon interest rate, and receiving securities as collateral for the loan. Such agreements can be entered into for periods of one day (overnight repo) or for a fixed term (term repo). Repurchase agreements are a common way to earn interest income on short-term funds.

     The use of repurchase agreements involves certain risks. For example, if the seller of a repurchase agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. Default by the seller would also expose a Portfolio to possible loss because of delays in connection with the disposition of the underlying obligations. If the seller of an agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Further, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities.


BORROWING

     As a temporary measure for extraordinary or emergency purposes, a Portfolio may borrow money from banks. However, none of the Portfolios will borrow money for speculative purposes.


LENDING OF SECURITIES

     Each Portfolio may lend its portfolio securities with a value up to one-third of its total assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will be made only to borrowers deemed by the Advisor to be of good standing.


"WHEN ISSUED," "DELAYED SETTLEMENT" AND "FORWARD DELIVERY" SECURITIES

     The Portfolios may purchase and sell securities on a "When issued," "delayed settlement" or "forward delivery" basis. "When issued" or "forward delivery" refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When issued or forward delivery transactions may be expected to occur one month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio in a when issued, delayed settlement or forward delivery transaction until the Portfolio receives payment or delivery from the other party to the transaction. A Portfolio will maintain a separate account of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Although a Portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change.

     A Portfolio will engage in when issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when issued, delayed settlement or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of speculation. Each Portfolio's when issued, delayed settlement and forward delivery commitments are not expected to exceed 25% of its total assets absent unusual market circumstances, and each Portfolio will only sell securities on such a basis to offset securities purchased on such a basis.


INVESTMENT COMPANY SECURITIES

     In connection with the management of their daily cash positions, the Portfolios may each invest in securities issued by other open-end investment companies with investment objectives and policies that are consistent with those of the investing portfolio. Except as otherwise permitted under the 1940 Act, each Portfolio limits its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses, in addition to the expenses the Portfolio bears directly in connection with its own operations.


ILLIQUID SECURITIES

     No Portfolio will invest more than 10% of its net assets in securities that are illiquid.

     Unless specified above and except as described under "Investment Limitations," the foregoing investment policies are not fundamental and the Board may change such policies without shareholder approval.


                               PURCHASE OF SHARES

     Shares of each Portfolio are sold without a sales commission on a continuous basis to the Advisor acting on behalf of its clients or the clients of its Affiliates ("Clients") and to other institutions (the "Institutions"), at the net asset value per share next determined after receipt of the purchase order by the transfer agent. See "Valuation of Shares." There are no minimum initial or minimum subsequent investment requirements for the Equity, International or Large Cap Value Portfolios or for Advisor Shares of the Small Capitalization Equity Portfolio. Beneficial ownership of shares will be reflected on books maintained by the Advisor or the Institutions. The Advisor has informed Glenmede Fund that neither it nor its Affiliates currently have any minimum or subsequent investment requirements for their Clients' investments in the Portfolios. Other Institutions may have such requirements. A prospective investor wishing to purchase shares in the Glenmede Fund should contact the Advisor or his or her Institution.

     It is the responsibility of the Advisor or Institutions to transmit orders for share purchases to Investment Company Capital Corp. ("ICC"), Glenmede Fund's transfer agent, and deliver required funds to The Chase Manhattan Bank, N.A., Brooklyn, New York, Glenmede Fund's custodian, on a timely basis.

     Glenmede Fund reserves the right, in its sole discretion, to suspend the offering of shares of its Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of Glenmede Fund.

     Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon the written request of the shareholder. Certificates for fractional shares, however, will not be issued.


                              REDEMPTION OF SHARES

     Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the particular shares of the Portfolio next determined after receipt of the redemption request by the transfer agent. Generally, a properly signed written request is all that is required. Any redemption may be more or less than the purchase price of the shares depending on the market value of the investment securities held by the Portfolio. An investor wishing to redeem shares should contact the Advisor or his or her Institution. It is the responsibility of the Advisor or Institutions to transmit promptly redemption orders to the transfer agent.

     Payment of the redemption proceeds will ordinarily be made within one business day, but in no event more than seven days, after receipt of the order in proper form by the transfer agent. Redemption orders are effected at net asset value per share next determined after receipt of the order in proper form by the transfer agent. Glenmede Fund may suspend the right of redemption or postpone the date of payment at times when the New York Stock Exchange (the "Exchange") is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission (the "Commission"). See "Valuation of Shares" for the days on which the Exchange is closed.

     If the Board determines that it would be detrimental to the best interests of the remaining shareholders of Glenmede Fund to make payment wholly or partly in cash, Glenmede Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of portfolio securities received as a redemption in kind.

             ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION
                          OF SHARES OF THE PORTFOLIOS

     Glenmede Fund may, from time to time, in its sole discretion appoint one or more entities as its agent to receive purchase and redemption orders of shares of the Portfolios and cause these orders to be transmitted, on a net basis, to Glenmede Fund's transfer agent. In these instances, orders are effected at the net asset value per share next determined after receipt of that order by the entity, if the order is actually received by Glenmede Fund's transfer agent not later than the next business morning.


                              VALUATION OF SHARES

     The net asset value per share of the Portfolios is determined by dividing the total market value of each Portfolio's investments and other assets attributable to the shares, less any liabilities of that Portfolio attributable to the shares, by the total number of those shares outstanding. For the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios, net asset value per share is determined as of the close of regular trading hours of the Exchange on each day that the Exchange is open for business. Currently the Exchange is closed on weekends and the customary national business holidays of New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which they are observed). One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of each Portfolio.


EQUITY, SMALL CAPITALIZATION EQUITY AND LARGE CAP VALUE PORTFOLIOS

     Equity securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price as of the close of the Exchange's regular trading hours on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the asked prices nor less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. For the Equity, Small Capitalization Equity and Large Cap Value Portfolios, securities listed on a foreign exchange and unlisted foreign securities are valued as described below under "International Portfolio."


INTERNATIONAL PORTFOLIO

     Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of that exchange's regular trading hours on the day the valuation is made. Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued not in excess of the asked prices or less than the bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.


               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The International, Equity, Small Capitalization Equity and Large Cap Value Portfolios normally distribute substantially all of their net investment income to shareholders in the form of a quarterly dividend.

     If any net capital gains are realized, the Portfolios normally distribute such gains at least once a year. However, see "Dividends, Capital Gains Distributions" and "Taxes--Federal Taxes--Miscellaneous," for a discussion of the Federal excise tax applicable to certain regulated investment companies.

     Undistributed net investment income is included in a Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios' "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares of the Equity, International, Small Capitalization Equity and Large Cap Value Portfolios by an investor, although in effect a return of capital, are taxable to the investor.

FEDERAL TAXES

     Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Portfolio of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a taxable Portfolio distribute to its shareholders an amount at least equal to 90% of its investment company taxable income and 90% of its net exempt interest income, if any, for such taxable year. In general, a Portfolio's investment company taxable income will be the sum of its net investment income, including interest and dividends, subject to certain adjustments, and net short-term capital gain over net long-term capital loss, if any, for such year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income each year. Such dividends will be taxable as ordinary income to each Portfolio's shareholders who are not currently exempt from Federal income taxes, whether such income or gain is received in cash or reinvested in additional shares. The dividends received deduction for corporations will apply to such ordinary income distributions to the extent the total qualifying dividends received by a Portfolio are from domestic corporations for the taxable year. It is anticipated that only a small part, if any, of the dividends paid by the International Portfolio will be eligible for the dividends received deduction.

     Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable as mid-term or other long-term capital gains to the shareholders who are not currently exempt from Federal income taxes, regardless of how long the shareholders have held the shares and whether such gains are received in cash or reinvested in additional shares.

     A shareholder considering buying shares of a Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable.

     A taxable gain or loss may be realized by a shareholder upon redemption or transfer of shares of each Portfolio, depending upon the tax basis of such shares and their price at the time of redemption or transfer.

     International Portfolio. It is expected that dividends and certain interest income earned by the International Portfolio from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Portfolio may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Portfolio makes this election, the amount of such foreign taxes paid by the Portfolio will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled
(a) to credit his proportionate amount of such taxes against his U.S. Federal income tax liabilities, or (b) if he itemizes his deductions, to deduct such proportionate amount from his U.S. income, should he so choose.

     To the extent that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will be subject to Federal income tax (whether such dividends are paid in cash or additional shares) and also may be subject to state and local taxes.

     Miscellaneous. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by a Portfolio on December 31, in the event such dividends are paid during January of the following year.

     A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and net capital gain (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any net capital gain prior to the end of each calendar year to avoid liability for this excise tax.

     The foregoing summarizes some of the important tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

     The foregoing discussion of tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, which are subject to change by legislative or administrative action.

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

     Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


STATE AND LOCAL TAXES

     Shareholders may also be subject to state and local taxes on distributions from Glenmede Fund. A shareholder should consult with his or her tax adviser with respect to the tax status of distributions from Glenmede Fund in a particular state and locality.

     Glenmede Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania, and currently does business in that state. Accordingly, the shares of Glenmede Fund will be exempt from Pennsylvania Personal Property Taxes.


                              INVESTMENT ADVISOR

     The Advisor, a limited purpose trust company chartered in 1956, provides fiduciary and investment services to endowment funds, foundations, employee benefit plans and other institutions and individuals. The Advisor is a wholly-owned subsidiary of The Glenmede Corporation and is located at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. At December 31, 1997, the Advisor had over $13 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor.

     Under Investment Advisory Agreements (the "Investment Advisory Agreements") with Glenmede Fund, the Advisor, subject to the control and supervision of Glenmede Fund's Board and in conformance with the stated investment objective and policies of each Portfolio, manages the investment and reinvestment of the assets of each Portfolio. It is the responsibility of the Advisor to make investment decisions for each Portfolio and to place each Portfolio's purchase and sell orders.

     The Advisor does not receive any fee from Glenmede Fund for its investment services provided to the Equity, International and Large Cap Value Portfolios. Prior to January 1, 1998, the Advisor did not receive any fee from Glenmede Fund for its investment services. Effective January 1, 1998, the Advisor is entitled to receive a fee from the Small Capitalization Equity Portfolio for its investment services computed daily and payable monthly, at an annual rate of .55% of that Portfolio's average daily net assets. Additionally, Shareholders in Glenmede Fund who are clients of the Advisor, or an affiliate of the Advisor, pay fees which vary, depending on the capacity in which the Advisor or its affiliate provides fiduciary and investment services to the particular client (e.g., personal trust, estate settlement, advisory and custodian services). Shareholders in the Portfolios who are customers of other Institutions may pay fees to those Institutions.

     Bruce D. Simon, Chief Investment Officer of the High Net Worth Division of the Advisor, is the portfolio manager primarily responsible for the management of the Equity Portfolio. Mr. Simon has been responsible for the management of the Equity Portfolio since January 1, 1998 and has been employed by the Advisor since May 2, 1994.

     Andrew B. Williams, Senior Vice President of the Advisor, is the portfolio manager primarily responsible for the management of the International Portfolio. Mr. Williams has been responsible for the management of the International Portfolio since November 17, 1988. Mr. Williams has been employed by the Advisor since May 1985.

     Robert J. Mancuso is the portfolio manager primarily responsible for the management of the Small Capitalization Equity Portfolio. Mr. Mancuso has been primarily responsible for the management of that Portfolio since February 27, 1996. Mr. Mancuso has been employed by the Advisor since November 1992. Prior to joining the Advisor, he was responsible for leading the equity research function at Penn Mutual Life Insurance Company.

     Stephen A. Mozur, CFA, CPA is the portfolio manager primarily responsible for the management of the Large Cap Equity Portfolio. Mr. Mozur has been responsible for the management of the Large Cap Equity Portfolio since February 9, 1998. Mr. Mozur has been employed by the Advisor since February 1998. Prior to joining the Advisor, he was responsible for portfolio management and research at both Newbold's Asset Management and Pilgrim Baxter & Associates.


         ADMINISTRATIVE, TRANSFER AGENCY AND DIVIDEND PAYING SERVICES

     ICC serves as Glenmede Fund's administrator, transfer agent and dividend paying agent pursuant to a Master Services Agreement, and in those capacities supervises all aspects of the Funds' day-to-day operations, other than management of Glenmede Funds' investments. ICC is an indirect subsidiary of Bankers Trust New York Corporation. For its services as administrator, transfer agent and dividend paying agent, ICC is entitled to receive fees from Glenmede Fund equal to .12% of the first $100 million of the combined net assets of Glenmede Fund and The Glenmede Portfolios, an investment company with the same officers, Board and service providers as Glenmede Fund (the "Funds"); .08% of the next $150 million of the combined net assets of the Funds; .04% of the next $500 million of the combined net assets of the Funds; and .03% of the combined net assets of the Funds over $750 million. For the fiscal year ended October 31, 1997, ICC received fees at the rate of .04% of the Equity Portfolio's average net assets; .04% of the International Portfolio's average net assets;
 .04% of the Small Capitalization Equity Portfolio's average net assets; and .04% of the Large Cap Value Portfolio's average net assets.


                          SHAREHOLDER SERVICING PLAN

     Glenmede Fund has adopted an Amended and Restated Shareholder Servicing Plan (the "Plan") effective January 1, 1998 under which each Portfolio may pay a fee to broker/dealers, banks and other financial institutions (including the Advisor and its affiliates) that are dealers of record or holders of record or which have a servicing relationship ("Servicing Agents") with the beneficial owners of shares in any of the Portfolios. Under the Plan, Servicing Agents enter into Shareholder Servicing Agreements (the "Agreements") with the Glenmede Fund. Pursuant to such Agreements, Servicing Agents provide shareholder support services to investors ("Customers") who beneficially own shares of the Portfolios. The fee, which is at an annual rate of .05% for the Equity, International and Large Cap Value Portfolios, and .25% (.05% prior to January 1, 1998) for Advisor Shares of the Small Capitalization Equity Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by Customers of such Servicing Agents. All expenses incurred by the Portfolios in connection with the Agreements and the implementation of the Plan is borne entirely by the holders of the shares of the particular Portfolio involved and will result in an equivalent increase to such shares' Total Portfolio Operating Expenses. The Advisor has entered into an Agreement with Glenmede Fund.

     The services provided by the Servicing Agents under the Agreements may include: aggregating and processing purchase and redemption requests from Customers and transmitting purchase and redemption orders to the transfer agent; providing Customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Glenmede Fund on behalf of Customers; providing information periodically to Customers showing their positions; arranging for bank wires; responding to Customers' inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by Customers or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; and providing such other similar services as may be reasonably requested.


                            INVESTMENT LIMITATIONS

     Each Portfolio will not:

   (a) With respect to 75% of its total assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities);

   (b) Purchase more than 10% of any class of the outstanding voting securities of any issuer;

   (c) Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies, enterprises or instrumentalities;

   (d) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in this Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in a segregated account in connection with the writing of covered put and call options and the purchase of securities on a when issued, delayed settlement or forward delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of a Portfolio's assets or the purchase of any securities on margin for purposes of this investment limitation;

   (e) Issue senior securities, except that a Portfolio may borrow money in accordance with investment limitation (f), purchase securities on a when issued, delayed settlement or forward delivery basis and enter into reverse repurchase agreements; and

   (f) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when issued, delayed settlement or forward delivery basis are not subject to this investment limitation).

     With respect to investment limitation (c), (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     If a percentage restriction for a Portfolio is adhered to at the time an investment is made, a later increase in percentage resulting from a change in value or assets will not constitute a violation of such restriction. If a Portfolio's borrowings are in excess of 5% (excluding overdrafts) of its total net assets, additional portfolio purchases will not be made until the amount of such borrowing is reduced to 5% or less. A Portfolio's borrowings including reverse repurchase agreements and securities purchased on a when-issued, delayed settlement or forward delivery basis may not exceed 33 1/3% of its total net assets.

     The investment limitations (other than the third sentence of the preceding paragraph) described here and in the SAI are fundamental policies of the Portfolios and may be changed only with the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the affected Portfolio.


                              GENERAL INFORMATION


DESCRIPTION OF SHARES AND VOTING RIGHTS

     Glenmede Fund was organized as a Maryland corporation on June 30, 1988. Glenmede Fund's Articles of Incorporation authorize the Board members to issue 2,500,000,000 shares of common stock, with a $.001 par value. The Board has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such Portfolios. The Board also has the power to designate separate classes of shares within the same Portfolio. Currently, Glenmede Fund is offering shares of ten Portfolios. Glenmede Fund has classified Institutional Shares, described in a separate prospectus, and Advisor Shares of the Small Capitalization Equity Portfolio.

     The shares of each Portfolio have no preference as to conversion, exchange, dividends, retirement or other rights, and, when issued and paid for as provided in this Prospectus, will be fully paid and non-assessable. The shares of each Portfolio have no pre-emptive rights and do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Glenmede Fund voting for the election of its Board members can elect 100% of the Board of Glenmede Fund if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of Glenmede Fund. Glenmede Fund will not hold annual meetings of shareholders except as required by the 1940 Act, the next sentence and other applicable law. Glenmede Fund has undertaken that its Board will call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or members if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of Glenmede Fund. To the extent required by the undertaking, Glenmede Fund will assist shareholder communication in such matters.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Glenmede Fund shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Portfolio or class affected by the matter. A Portfolio or class is affected by a matter unless it is clear that the interests of each Portfolio or class in the matter are substantially identical or that the matter does not affect any interest of the Portfolio or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of such Portfolio. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of Glenmede Fund voting without regard to particular Portfolios.

     Notwithstanding any provision of Maryland law requiring a greater vote of the Fund's common stock (or of the shares of a Portfolio or class voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by Glenmede Fund's Articles of Amendment and Restatement, Glenmede Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Glenmede Fund entitled to vote thereon.

     At November 30, 1997, the Advisor was the record owner of substantially all of the outstanding shares of each Portfolio.


DISTRIBUTOR

     ICC Distributors, Inc., P.O. Box 7558, Portland, Maine, 04101, serves as Glenmede Fund's distributor.


CUSTODIAN

     The Chase Manhattan Bank, N.A., Brooklyn, New York, serves as the custodian of Glenmede Fund's assets.


TRANSFER AGENT

     ICC, located at One South Street, Baltimore, Maryland 21202, acts as Glenmede Fund's transfer agent.


INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., serves as independent accountants for Glenmede Fund and will audit its financial statements annually.


REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.


COUNSEL

     Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania, serves as counsel to Glenmede Fund.

                             --------------------
     Shareholder inquiries regarding the Portfolios should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

     Shareholder inquiries regarding Institutional Shares of the Small Capitalization Equity Portfolio should be addressed to Glenmede Fund at the address or telephone number stated on the cover page.

                          BOARD MEMBERS AND OFFICERS

     The business and affairs of Glenmede Fund are managed under the direction of its Board. The following is a list of the Board members and officers of Glenmede Fund and a brief statement of their principal occupations during the past five years:



        Name and Address            Age                 Principal Occupation During Past Five Years
--------------------------------   -----   --------------------------------------------------------------------
H. Franklin Allen, Ph.D.            41     Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
Finance Department                         Nippon Life Professor of Finance and Economics; Professor of
The Wharton School                         Finance and Economics from 1990-1996; Vice Dean and Director of
University of Pennsylvania                 Wharton Doctoral Programs from 1990-1993. He has been employed
Philadelphia, PA 19104-6367                by The University of Pennsylvania since 1980.

Willard S. Boothby, Jr.             76     Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
600 East Gravers Lane                      Director, Penn Engineering & Manufacturing Corp.; Former Director
Wyndmoor, PA 19118                         of Georgia-Pacific Corp.; Former Managing Director of Paine
                                           Webber, Inc.

John W. Church, Jr.*                65     Chairman and Director of Glenmede Fund; Chairman and Trustee of
44 Wistar Road                             The Glenmede Portfolios; Retired, formerly the Executive Vice
Villanova, PA 19085                        President and Chief Investment Officer of The Glenmede Trust
                                           Company. Mr. Church was employed by The Glenmede Trust
                                           Company from 1979-1997.

Francis J. Palamara                 72     Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
P.O. Box 44024                             Trustee of Gintel Fund; Director of XTRA Corporation; Former
Phoenix, AZ 85064-4024                     Executive Vice President--Finance of ARAMARK, Inc.

G. Thompson Pew, Jr.*               55     Director of Glenmede Fund; Trustee of The Glenmede Portfolios;
310 Caversham Road                         Director of The Glenmede Trust Company; Former Director of
Bryn Mawr, PA 19010                        Brown & Glenmede Holdings, Inc.; Former Co-Director, Principal
                                           and Officer of Philadelphia Investment Banking Co.; Former Director
                                           and Officer of Valley Forge Administrative Services Company.

Mary Ann B. Wirts                   46     President of Glenmede Fund; First Vice President and Manager of
One Liberty Place                          The Fixed Income Division of The Glenmede Trust Company. She
1650 Market Street, Suite 1200             has been employed by The Glenmede Trust Company since 1982.
Philadelphia, PA 19103

Kimberly C. Osborne                 32     Executive Vice President of Glenmede Fund; Vice President of The
One Liberty Place                          Glenmede Trust Company. She has been employed by The Glenmede
1650 Market Street, Suite 1200             Trust Company since 1993. From 1992-1993, she was a Client
Philadelphia, PA 19103                     Service Manager with Mutual Funds Service Company and from
                                           1987-1992, a Client Administrator with The Vanguard Group, Inc.

Michael P. Malloy                   38     Secretary of Glenmede Fund; Partner in the law firm of Drinker
Philadelphia National Bank                 Biddle & Reath LLP.
Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

Edward J. Veilleux                  54     Assistant Secretary of Glenmede Fund; Principal, BT Alex. Brown
One South Street                           Inc.; Executive Vice President of ICC.
Baltimore, MD 21202

Joseph A. Finelli                   41     Treasurer of Glenmede Fund. He has been a Vice President of B.T.
One South Street                           Alex. Brown Inc. since 1995. Prior thereto, he was Vice President
Baltimore, MD 21202                        and Treasurer of The Delaware Group.

------------
*Board members Church and Pew are "interested persons" of Glenmede Fund as that term is defined in the 1940 Act.

     For additional information concerning remuneration of Board members see "Management of the Funds" in the SAI.

                            THE GLENMEDE FUND, INC.
                  One South Street, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  Prospectus

                             Dated January 1, 1998
                          (as revised March 12, 1998)
Investment Advisor                          Administrator and Transfer Agent

The Glenmede Trust Company                  Investment Company Capital
Corp.
One Liberty Place                           One South Street
1650 Market Street, Suite 1200              Baltimore, Maryland 21202
Philadelphia, PA 19103
                                            Distributor

                                            ICC Distributors, Inc.
                                            P.O. Box 7558
                                            Portland, Maine 04101

--------------------------------------------------------------------------------
                               Table of Contents
                                                         Page
                                                        -----
   Expenses of the Portfolios .......................      2
   Financial Highlights .............................      3
   Performance Calculations .........................      7
   Investment Policies and Risk Factors .............      7
   Common Investment Policies and Risk
     Factors ........................................     10
   Purchase of Shares ...............................     12
   Redemption of Shares .............................     12
   Additional Information on the Purchase and
     Redemption of Shares of the Portfolios .........     13
   Valuation of Shares ..............................     13
   Dividends, Capital Gains Distributions and
     Taxes ..........................................     13
   Investment Advisor ...............................     15
   Administrative, Transfer Agency and Divi-
     dend Paying Services ...........................     15
   Shareholder Servicing Plan .......................     16
   Investment Limitations ...........................     16
   General Information ..............................     17
   Board Members and Officers .......................     19

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in Glenmede Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Glenmede Fund or its Distributor. This Prospectus does not constitute an offering by Glenmede Fund or the Distributor in any jurisdiction in which such offering may not lawfully be made.